Third Quarter 2018 Earnings Conference Call

November 6, 2018

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward- looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, loss on disposition of business line, income taxes, and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. 2

THIRD QUARTER 2018

//

Financial Review

Crawford®

THIRD QUARTER FINANCIAL SUMMARY ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Quarter Ended September 30, September 30, ($ in millions, except per share amounts) 2018 2017 % Change Revenues $255.0 $270.6 (6)% Non-GAAP Revenues excluding GCG business (1) $255.0 $250.5 2 % Net Income Attributable to Shareholders of Crawford & Company $7.9 $11.8 (33)% Restructuring and Special Charges — $1.4 nm Loss on Disposition of Business Line $1.2 — nm Diluted Earnings per Share CRD-A $0.15 $0.22 (32)% CRD-B $0.13 $0.20 (35)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.17 $0.22 (23)% CRD-B $0.15 $0.20 (25)% Adjusted Operating Earnings (1) $16.5 $22.6 (27)% Adjusted Operating Margin (1) 6.5% 9.0% (250)bps Adjusted EBITDA (1) $25.5 $31.1 (18)% Adjusted EBITDA Margin (1) 10.0% 12.4% (240)bps (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 9

# CRAWFORD CLAIMS SOLUTIONS SEGMENT HIGHLIGHTS

## Operating Results (3Q 2018 v. 3Q 2017)

- Revenues of $85.3 million versus $86.3 million
- Gross profit of $17.3 million versus $15.3 million
- Operating earnings of $(0.7) million versus $2.0 million
- Gross profit margin of 20.3% versus 17.8%
- Operating earnings margin of (0.8)% versus 2.3%
- Cases received of 128,779 versus 140,135

## Highlights

- Revenues down from 2017 when we experienced a claim surge from Hurricanes Harvey, Irma, and Maria
- Absent foreign exchange increases of $0.9 million, revenues would have been $84.4 million
- Earnings reflect higher investments in IT, sales and planned international expansion costs in WeGoLook

| | Three months ended | | |
|---|---|---|---|
| *(in thousands, except percentages)* | September 30, 2018 | September 30, 2017 | Variance |
| Revenues | **$85,345** | $86,277 | (1.1%) |
| Direct expenses | **68,022** | 70,952 | (4.1%) |
| Gross profit | **17,323** | 15,325 | 13.0% |
| Indirect expenses | **17,974** | 13,308 | 35.1% |
| Operating earnings | **($651)** | $2,017 | (132.3%) |
| Gross profit margin | **20.3%** | 17.8% | 2.5% |
| Operating margin | **(0.8%)** | 2.3% | (3.1%) |
| Total cases received | **128,779** | 140,135 | (8.1%) |
| Full time equivalent employees | **3,000** | 3,011 | (0.4%) |

Crawford®

10

# CRAWFORD TPA SOLUTIONS: BROADSPIRE SEGMENT HIGHLIGHTS

## Operating Results (3Q 2018 v. 3Q 2017)

- Revenues of $100.3 million versus $97.2 million
- Gross profit of $26.5 million versus $26.3 million
- Operating earnings of $8.1 million versus $9.9 million
- Gross profit margin of 26.5% versus 27.0%
- Operating earnings margin of 8.0% versus 10.2%
- Cases received of 205,221 versus 207,089

## Highlights

- Increases in revenue due to new claims management clients augmenting growth in the U.S. and Canada
- Absent foreign exchange increases of $0.3 million, revenues would have been $100.0 million
- Decreased operating earnings due to increased investment in technology and sales

| | Three months ended | | |
|---|---|---|---|
| *(in thousands, except percentages)* | September 30, 2018 | September 30, 2017 | Variance |
| Revenues | **$100,271** | $97,240 | 3.1% |
| Direct expenses | **73,737** | 70,975 | 3.9% |
| Gross profit | **26,534** | 26,265 | 1.0% |
| Indirect expenses | **18,479** | 16,349 | 13.0% |
| Operating earnings | **$8,055** | $9,916 | (18.8%) |
| Gross profit margin | **26.5%** | 27.0% | (0.5%) |
| Operating margin | **8.0%** | 10.2% | (2.2%) |
| Total cases received | **205,221** | 207,089 | (0.9%) |
| Full time equivalent employees | **3,137** | 2,913 | 7.7% |

Crawford®

11

# CRAWFORD SPECIALTY SOLUTIONS SEGMENT HIGHLIGHTS

## Operating Results (3Q 2018 v. 3Q 2017)

- Revenues of $69.4 million versus $87.0 million
- Gross profit of $26.3 million versus $30.9 million
- Operating earnings of $14.9 million versus $16.4 million
- Gross profit margin of 37.9% versus 35.5%
- Operating margin of 21.4% versus 18.9%
- Cases received of 90,304 versus 85,328

## Highlights

- Change in U.K. contractor repair business operating model reduced revenues by $1.3 million as compared to 2017. This change had no impact on operating earnings
- Invested in anticipation of large client ramp up
- Absent foreign exchange increases of $0.6 million, revenues would have been $68.8 million

| *(in thousands, except percentages)* | Three months ended September 30, 2018 | Three months ended September 30, 2017 | Variance |
|---|---|---|---|
| Revenues | **$69,413** | $87,034 | (20.2%) |
| Direct expenses | **43,115** | 56,096 | (23.1%) |
| Gross profit | **26,298** | 30,938 | (15.0%) |
| Indirect expenses | **11,419** | 14,493 | (21.2%) |
| Operating earnings | **$14,879** | $16,445 | (9.5%) |
| Gross profit margin | **37.9%** | 35.5% | 2.4% |
| Operating margin | **21.4%** | 18.9% | 2.5% |
| Total cases received | **90,304** | 85,328 | 5.8% |
| Full time equivalent employees | **1,629** | 1,817 | (10.3%) |
| **Non-GAAP Excluding GCG Business** | | | |
| Revenues | **$69,413** | $67,002 | 3.6% |
| Direct expenses | **43,115** | 42,427 | 1.6% |
| Gross profit | **26,298** | 24,575 | 7.0% |
| Indirect expenses | **11,419** | 8,318 | 37.3% |
| Operating earnings | **$14,879** | $16,257 | (8.5%) |
| Gross profit margin | **37.9%** | 36.7% | 1.2% |
| Operating margin | **21.4%** | 24.3% | (2.9%) |

Crawford®

12

BALANCE SHEET HIGHLIGHTS ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// September 30, December 31, Unaudited ($ in thousands) 2018 2017 Change Cash and cash equivalents $ 53,339 $ 54,011 $ (672) Accounts receivable, net 128,456 174,172 (45,716) Unbilled revenues, net 118,274 108,745 9,529 Total receivables 246,730 282,917 (36,187) Goodwill 97,579 96,916 663 Intangible assets arising from business acquisitions, net 89,713 97,147 (7,434) Goodwill and intangible assets arising from business acquisitions 187,292 194,063 (6,771) Deferred revenues 55,752 60,309 (4,557) Pension liabilities 61,400 87,035 (25,635) Short-term borrowings and current portion of capital leases 32,263 25,212 7,051 Long-term debt, less current portion 180,683 200,460 (19,777) Total debt 212,946 225,672 (12,726) Total stockholders' equity attributable to Crawford & Company 185,882 182,320 3,562 Net debt (1) 159,607 171,661 (12,054) Redeemable noncontrolling interests 5,818 6,775 (957) (1) See Appendix for non-GAAP explanation and reconciliation 13

OPERATING AND FREE CASH FLOW ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// For the nine months ended September 30, Unaudited ($ in thousands) 2018 2017 Variance Net Income Attributable to Shareholders of Crawford & Company $ 14,040 $ 29,678 $ (15,638) Depreciation and Other Non-Cash Operating Items 37,438 35,809 1,629 Loss on Disposition of Business Line 18,996 — 18,996 Billed Receivables Change 12,811 (6,181) 18,992 Unbilled Receivables Change (26,156) (16,996) (9,160) Change in Accrued Compensation and 401K (8,156) (5,181) (2,975) Change in Accrued and Prepaid Income Taxes 1,313 5,202 (3,889) Other Working Capital Changes (11,091) (15,409) 4,318 U.S. and U.K. Pension Contributions (23,168) (13,038) (10,130) Cash Flows from Operating Activities 16,027 13,884 2,143 Property & Equipment Purchases, net (12,406) (10,465) (1,941) Capitalized Software (internal and external costs) (13,098) (19,906) 6,808 Free Cash Flow(1) $ (9,477) $ (16,487) $ 7,010 (1) See Appendix for non-GAAP explanation and reconciliation 14

QUARTERLY OPERATING AND FREE CASH FLOW ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Unaudited ($ in thousands) Three Months Three Months Three Months Nine Months Ended Ended Ended Ended March 31, June 30, September 30, September 30, 2018 2018 2018 2018 Net Income Attributable to Shareholders of Crawford & Company $ 8,569 $ (2,425) $ 7,896 $ 14,040 Depreciation and Other Non-Cash Operating Items 12,866 12,462 12,110 37,438 Loss on Disposition of Business Line — 17,795 1,201 18,996 Billed Receivables Change 2,848 (3,387) 13,350 12,811 Unbilled Receivables Change (20,180) (8,166) 2,190 (26,156) Change in Accrued Compensation and 401K (15,721) (1,444) 9,009 (8,156) Change in Accrued and Prepaid Income Taxes — (4,064) 5,377 1,313 Other Working Capital Changes 2,375 (9,497) (3,969) (11,091) U.S. and U.K. Pension Contributions (4,381) (6,349) (12,438) (23,168) Cash Flows from Operating Activities (13,624) (5,075) 34,726 16,027 Property & Equipment Purchases, net (5,141) (4,397) (2,868) (12,406) Capitalized Software (internal and external costs) (5,717) (2,553) (4,828) (13,098) Free Cash Flow(1) $ (24,482) $ (12,025) $ 27,030 $ (9,477) (1) See Appendix for non-GAAP explanation and reconciliation 15

2018 SHARE REPURCHASES ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// • During the three months ended September 30, 2018, the Company repurchased 43,190 shares of CRD-A and 10,867 shares of CRD-B at an average cost of $8.86 and $8.87, respectively • During the nine months ended September 30, 2018, the Company repurchased 1,055,148 shares of CRD-A and 64,755 shares of CRD-B at an average cost of $8.30 and $8.95, respectively • At September 30, 2018, the Company had remaining authorization to repurchase 546,768 shares under the 2017 Repurchase Authorization 16

2018 GUIDANCE ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Crawford & Company is reaffirming its guidance for 2018 as follows: YEAR ENDING DECEMBER 31, 2018 Low End High End Consolidated revenues before reimbursements $1.07 $1.12 billion Net income attributable to shareholders of Crawford & Company $31.0 $36.0 million Diluted earnings per share--CRD-A $0.56 $0.66 per share Diluted earnings per share--CRD-B $0.49 $0.59 per share Non-GAAP net income attributable to shareholders of Crawford & Company before loss on disposition of business line $43.0 $48.0 million Diluted earnings per share--CRD-A $0.78 $0.88 per share Diluted earnings per share--CRD-B $0.71 $0.81 per share Consolidated operating earnings $85.0 $95.0 million Consolidated adjusted EBITDA $127.0 $137.0 million 17

CONCLUSION ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Crawford & Company's six primary objectives for 2018: ▪ Increasing the velocity of our revenue growth ▪ Launching innovative new solutions and services to position Crawford as the established leader in the industry ▪ Maximizing our go to market strategy with carriers, corporations and intermediaries ▪ Prioritizing IT investments on improved capabilities across the globe to be at the forefront of innovation and disruption ▪ Focusing on our cash generation capabilities and driving free cash flow ▪ Advancing our employee training and leadership development programs to transform the Company into an engine for growth All of which, will position the Company to achieve our longer-term target of 5% revenue growth and 15% earnings growth, annually. 18

THIRD QUARTER 2018 ////////////////////////////////////////////////////////////////////////// Appendix

APPENDIX: NON-GAAP FINANCIAL INFORMATION ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 14. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer- relationship intangible assets, goodwill impairment charges, restructuring and special charges, loss on disposition of business line, income taxes, and net income or loss attributable to noncontrolling interests. 20

APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued) ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, loss on disposition of business line, goodwill impairment charges and non-cash stock-based compensation expense and excluding the impacts of the GCG business. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Excluding the GCG Business Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of the disposed of GCG business, restructuring and special charges net of tax, and loss on disposition of business line net of tax, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. 21

# RECONCILIATION OF NON-GAAP ITEMS

## Revenues, Costs of Services Provided, and Operating Earnings

| Unaudited ($ in thousands) | Quarter Ended September 30, 2018 | Quarter Ended September 30, 2017 | Full Year Guidance 2018 * |
|---|---|---|---|
| **Revenues Before Reimbursements** | | | |
| Total Revenues | $ 264,863 | $ 286,666 | $ 1,163,000 |
| Reimbursements | (9,834) | (16,115) | (68,000) |
| Revenues Before Reimbursements | $ 255,029 | $ 270,551 | $ 1,095,000 |
| **Costs of Services Provided, Before Reimbursements** | | | |
| Total Costs of Services | $ 189,072 | $ 208,262 | |
| Reimbursements | (9,834) | (16,115) | |
| Costs of Services Provided, Before Reimbursements | $ 179,238 | $ 192,147 | |

| Unaudited ($ in thousands) | Quarter Ended September 30, 2018 | Quarter Ended September 30, 2017 | Full Year Guidance 2018 * |
|---|---|---|---|
| **Operating Earnings:** | | | |
| Crawford Claims Solutions | $ (651) | $ 2,017 | |
| Crawford TPA Solutions: Broadspire | 8,055 | 9,916 | |
| Crawford Specialty Solutions | 14,879 | 16,445 | |
| Unallocated corporate and shared costs and credits, net | (5,798) | (4,326) | |
| **Consolidated Operating Earnings** | 16,485 | 24,052 | $ 90,000 |
| Deduct: | | | |
| Net corporate interest expense | (2,398) | (2,524) | (10,000) |
| Stock option expense | (393) | (468) | (1,810) |
| Amortization expense | (2,786) | (2,737) | (11,000) |
| Restructuring and special charges | — | (1,431) | — |
| Loss on disposition of business line | (1,201) | — | (18,996) |
| Income taxes | (1,828) | (4,922) | (13,994) |
| Net loss (income) attributable to non-controlling interests and redeemable noncontrolling interests | 17 | (157) | (700) |
| **Net Income Attributable to Shareholders of Crawford & Company** | $ 7,896 | $ 11,813 | $ 33,500 |

Crawford®

** Midpoints of Company's Guidance, reaffirmed November 5, 2018*

22

RECONCILIATION OF NON-GAAP ITEMS (continued) ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Adjusted EBITDA Quarter Ended Full Year September 30, September 30, Guidance Unaudited ($ in thousands) 2018 2017 2018 * Net income attributable to shareholders of Crawford & Company $ 7,896 $ 11,813 $ 33,500 Add: Depreciation and amortization 10,644 10,290 48,300 Stock-based compensation 1,483 1,568 7,210 Net corporate interest expense 2,398 2,524 10,000 Restructuring and special charges — 1,431 — Loss on disposition of business line 1,201 — 18,996 Income taxes 1,828 4,922 13,994 Results of the GCG business disposal — (1,456) Adjusted EBITDA $ 25,450 $ 31,092 $ 132,000 * Midpoints of Company's Guidance, reaffirmed November 5, 2018 23

RECONCILIATION OF NON-GAAP ITEMS (continued) ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Net Debt September 30, December 31, Unaudited ($ in thousands) 2018 2017 Net Debt Short-term borrowings $ 32,096 $ 24,641 Current installments of capital leases 167 571 Long-term debt and capital leases, less current installments 180,683 200,460 Total debt 212,946 225,672 Less: Cash and cash equivalents 53,339 54,011 Net debt $ 159,607 $ 171,661 24

# RECONCILIATION OF NON-GAAP ITEMS (continued)

## Segment Gross Profit

| (in thousands) | Three months ended September 30, 2018 | Three months ended September 30, 2017 | Nine months ended September 30, 2018 | Nine months ended September 30, 2017 |
|---|---|---|---|---|
| Segment gross profit: | | | | |
| Crawford TPA Solutions: Broadspire | **$26,534** | $26,265 | **$79,471** | $77,912 |
| Crawford Claims Solutions | **17,323** | 15,325 | **56,114** | 51,097 |
| Crawford Specialty Solutions | **26,298** | 30,938 | **80,605** | 86,303 |
| Segment gross profit | **70,155** | 72,528 | **216,190** | 215,312 |
| Segment indirect costs: | | | | |
| Crawford TPA Solutions: Broadspire | **(18,479)** | (16,349) | **(55,457)** | (50,318) |
| Crawford Claims Solutions | **(17,974)** | (13,308) | **(52,298)** | (43,319) |
| Crawford Specialty Solutions | **(11,419)** | (14,493) | **(44,888)** | (47,421) |
| Unallocated corporate and shared costs, net | **(5,798)** | (4,326) | **(7,316)** | (2,750) |
| Consolidated operating earnings | **16,485** | 24,052 | **56,231** | 71,504 |
| Net corporate interest expense | **(2,398)** | (2,524) | **(7,402)** | (6,674) |
| Stock option expense | **(393)** | (468) | **(1,355)** | (1,342) |
| Amortization expense | **(2,786)** | (2,737) | **(8,342)** | (8,235) |
| Restructuring and special charges | **—** | (1,431) | **—** | (8,818) |
| Loss on disposition of business line | **(1,201)** | — | **(18,996)** | — |
| Income taxes | **(1,828)** | (4,922) | **(6,255)** | (16,569) |
| Net loss (income) attributable to noncontrolling interests and redeemable noncontrolling interests | **17** | (157) | **159** | (188) |
| Net income attributable to shareholders of Crawford & Company | **$7,896** | $11,813 | **$14,040** | $29,678 |

Crawford®

25

NON-GAAP RESULTS EXCLUDING GCG BUSINESS ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Three Months Ended September 30, 2018 Direct Indirect Operating Unaudited ($ in thousands) Revenues Expenses Gross Profit Expenses Earnings Crawford Specialty Solutions $ 69,413 $ 43,115 $ 26,298 $ 11,419 $ 14,879 Adjustments: GCG business — — — — — Crawford Specialty Solutions excluding GCG $ 69,413 $ 43,115 $ 26,298 $ 11,419 $ 14,879 Three Months Ended September 30, 2017 Direct Indirect Operating Unaudited ($ in thousands) Revenues Expenses Gross Profit Expenses Earnings Crawford Specialty Solutions $ 87,034 $ 56,096 $ 30,938 $ 14,493 $ 16,445 Adjustments: GCG business (20,032) (13,669) (6,363) (6,175) (188) Crawford Specialty Solutions excluding GCG $ 67,002 $ 42,427 $ 24,575 $ 8,318 $ 16,257 26

# NON-GAAP RESULTS EXCLUDING GCG BUSINESS

Three Months Ended September 30, 2018

| Unaudited ($ in thousands) | Revenues | Non-GAAP Operating Earnings | Pretax Earnings | Net Income Attributable to Crawford & Company | Diluted Earnings per CRD-A Share | Diluted Earnings per CRD-B Share |
|---|---|---|---|---|---|---|
| GAAP | $ 255,029 | $ 16,485 | $ 9,707 | $ 7,896 | $ 0.15 | $ 0.13 |
| Adjustments: | | | | | | |
| Loss on disposition of business line (3) | — | — | 1,201 | 898 | 0.02 | 0.02 |
| Non-GAAP Adjusted | $ 255,029 | $ 16,485 | $ 10,908 | $ 8,794 | $ 0.17 | $ 0.15 |

Nine Months Ended September 30, 2018

| Unaudited ($ in thousands) | Revenues | Non-GAAP Operating Earnings | Pretax Earnings | Net Income Attributable to Crawford & Company | Diluted Earnings per CRD-A Share | Diluted Earnings per CRD-B Share |
|---|---|---|---|---|---|---|
| GAAP | $ 807,177 | $ 56,231 | $ 20,136 | $ 14,040 | $ 0.28 | $ 0.22 |
| Adjustments: | | | | | | |
| GCG business (1) | (29,875) | 3,935 | 3,932 | 2,670 | 0.05 | 0.05 |
| Retained corporate overhead (2) | — | (2,925) | (2,925) | (1,986) | (0.04) | (0.04) |
| Loss on disposition of business line (3) | — | — | 18,996 | 14,200 | 0.25 | 0.25 |
| Non-GAAP Adjusted | $ 777,302 | $ 57,241 | $ 40,139 | $ 28,924 | $ 0.54 | $ 0.48 |

(1) Removes the operating results for the 2018 periods of the GCG business disposed on June 15, 2018.
(2) Overhead allocated to the GCG business that would have been retained at the parent level.
(3) Loss on disposition of business line.

Crawford

27

# NON-GAAP RESULTS EXCLUDING GCG BUSINESS

**Three Months Ended September 30, 2017**

| Unaudited ($ in thousands) | Revenues | Non-GAAP Operating Earnings | Pretax Earnings | Net Income Attributable to Crawford & Company | Diluted Earnings per CRD-A Share | Diluted Earnings per CRD-B Share |
|---|---|---|---|---|---|---|
| GAAP | $ 270,551 | $ 24,052 | $ 16,892 | $ 11,813 | $ 0.22 | $ 0.20 |
| Adjustments: | | | | | | |
| GCG business [1] | (20,032) | (188) | (152) | (145) | — | — |
| Retained corporate overhead [2] | — | (1,304) | (1,304) | (840) | (0.01) | (0.02) |
| Restructuring and special charges [3] | — | — | 1,431 | 963 | 0.01 | 0.02 |
| Non-GAAP Adjusted | $ 250,519 | $ 22,560 | $ 16,867 | $ 11,791 | $ 0.22 | $ 0.20 |

**Nine Months Ended September 30, 2017**

| Unaudited ($ in thousands) | Revenues | Non-GAAP Operating Earnings | Pretax Earnings | Net Income Attributable to Crawford & Company | Diluted Earnings per CRD-A Share | Diluted Earnings per CRD-B Share |
|---|---|---|---|---|---|---|
| GAAP | $ 807,065 | $ 71,504 | $ 46,435 | $ 29,678 | $ 0.55 | $ 0.49 |
| Adjustments: | | | | | | |
| GCG business [1] | (59,659) | 2,267 | 2,463 | 1,535 | 0.02 | 0.02 |
| Retained corporate overhead [2] | — | (3,917) | (3,917) | (2,523) | (0.04) | (0.04) |
| Restructuring and special charges [3] | — | — | 8,818 | 5,935 | 0.10 | 0.11 |
| Non-GAAP Adjusted | $ 747,406 | $ 69,854 | $ 53,799 | $ 34,625 | $ 0.63 | $ 0.58 |

(1) Removes the operating results for the 2017 periods of the GCG business disposed on June 15, 2018.
(2) Overhead allocated to the GCG business that would have been retained at the parent level.
(3)Restructuring and special charges

Crawford

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